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                                                                    EXHIBIT 99.3



                    FIRST SUPPLEMENTAL SETTLEMENT AGREEMENT


                 This First Supplemental Settlement Agreement (this "First Supplemental Agreement"), dated as of October 15, 1997, is made by and among RONALD S. HAFT ("RSH") and DART GROUP CORPORATION, a Delaware corporation ("Dart"), for purposes of supplementing and modifying that certain Settlement Agreement dated as of October 6, 1995 between RSH and Dart (the "RSH/Dart Settlement Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the RSH/Dart Settlement Agreement.

                                  WITNESSETH:

                 WHEREAS, Dart and RSH entered into the RSH/Dart Settlement Agreement to settle certain lawsuits and other disputes between RSH and Dart and its affiliates.

                 WHEREAS, on October 18, 1995 Robert M. Haft ("RMH"), Gloria G. Haft ("GGH") and Linda G. Haft ("LGH"; RMH, GGH and LGH collectively referred to as the "RGL Individuals") filed a lawsuit captioned Gloria Haft, et al. v. Larry Schafran, et al., Civ. A. No. 14620 (Del. Ch.), challenging certain of the transactions pursuant to the RSH/Dart Settlement Agreement, contending that such transactions had the effect of placing majority voting control of Dart in the hands of the RGL Individuals and seeking a judicial declaration that directors selected by the RGL Individuals are the properly empowered directors of Dart (the "Section 225 Lawsuit");

                 WHEREAS, on November 6, 1995 Herbert H. Haft ("HHH") filed a lawsuit captioned Herbert H. Haft v. Dart Group Corporation, et al., Civ. A. No. 14685 (Del. Ch.), challenging the transactions pursuant to the RSH/Dart Settlement Agreement (the "HHH Settlement Lawsuit");

                 WHEREAS, in connection with the Section 225 Lawsuit and the HHH Settlement Lawsuit, the Delaware Court of Chancery entered an order (the "Standstill Order") on December 6, 1995 that requires Dart to refrain from taking or recognizing specified actions and that, in Section 8 of the Standstill Order, requires Dart to give not less than seven (7) days' notice of certain "extraordinary transactions" to the other parties to such lawsuits;

                 WHEREAS, on or about August 18, 1997, Dart and the RGL Individuals and certain family trusts controlled by one or more of the RGL Individuals (the "Family Trusts") entered into a settlement agreement pursuant to which Dart, the RGL Individuals and the Family Trusts agreed to settle certain lawsuits and other disputes between and among them on the terms, and subject to the conditions, set forth therein (the "RGL/Dart Settlement
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Agreement"), and on September 26, 1997 Dart, the RGL Individuals and the Family
Trusts closed under the RGL/Dart Settlement Agreement;

                 WHEREAS, there are presently pending as of the date of this First Supplemental Agreement three bankruptcy cases in the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court") styled, respectively, In re Seventy-Fifth Avenue Associates Limited Partnership, Case No. 95-1-3103-DK (the "Seventy-Fifth Avenue Case"), In re Trak Chicago Limited Partnership I, Case No. 95-1-3099-DK (the "Trak Chicago Case"), and In re Combined Properties/Ontario Limited Partnership, Case No. 95-1-3095-DK (the "Ontario Case") (collectively, the "Warehouse Bankruptcy Cases");

                 WHEREAS, by final order entered on or about June 12, 1997, the Bankruptcy Court confirmed plans of reorganization in the Seventy-Fifth Avenue Case and the Trak Chicago case (together, the "Warehouse Plans"), such plans to become effective upon the satisfaction of certain conditions precedent set forth therein.

                 NOW THEREFORE, for and in consideration of the premises and of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                   ARTICLE 1. FIRST SUPPLEMENTAL SETTLEMENT.

                 1.1 SETTLEMENT TRANSACTIONS. The parties hereto agree that the agreements contemplated by this First Supplemental Agreement shall be implemented on the First Supplemental Closing Date (as defined in Section 1.3(b)) by the execution and delivery of the documents and the performance of the transactions set forth below, at the times, in accordance with the procedures and subject to the conditions set forth in this Section 1.1 and Sections 1.2 and 1.3. In the event that the First Supplemental Closing Date does not occur on or before October 31, 1997, this First Supplemental Agreement and all of its terms and provisions shall be null and void and of no further legal effect, unless on or prior to October 31, 1997 Dart and RSH shall have each executed and delivered to the other a written agreement to extend the First Supplemental Closing Date.

                 (a) The parties shall execute and deliver a First Amendment to Purchase Agreement [Warehouse Partnership Interests], a First Amendment to Disputed Partnership Interests Purchase Agreement [Warehouses], and a First Amendment to Purchase Agreement [Pennsy Warehouses] in the forms attached to this First Supplemental Agreement as Exhibit A, Exhibit B, and Exhibit C, respectively.

                 (b) The parties shall execute and deliver, and Dart shall cause Cabot-Morgan to execute and deliver, a First Amendment to Real Estate Master Agreement ("First Amendment to REMA") amending the Real Estate Master Agreement dated as of October 6, 1995 (the "REMA") in the form attached to this First Supplemental Agreement as Exhibit D.





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                 (c)  Dart shall concurrently receive in cash $2,200,000 from the C-M Escrow Account, and RSH shall have have no right, title or interest in such cash payment.

                 (d) Dart shall, and RSH shall cause Dart to, receive delivery of (i) the original of that certain stock certificate No. 4 dated June 28, 1985 for 75,738 shares of Dart Class B Common Stock, which certificate is in the name of Haft Equities General Limited Partnership, duly endorsed for transfer or accompanied by appropriate stock powers in blank on behalf of Haft Equities General Limited Partnership or, in the event such original certificate has been lost, an affidavit of lost certificate in form and substance reasonably acceptable to Dart, and (ii) a written waiver of any claim of any right, title or interest in and to such shares, in the form of Exhibit E hereto, executed by RSH on behalf of himself and on behalf of Haft Equities General Limited Partnership in his capacity as general partner.

                 (e) Section 1.5(c) of the RSH/Dart Settlement Agreement shall hereby be deemed to be amended and modified as provided in Section 8.2(f) of the REMA, as amended by the First Amendment to REMA.


                 1.2 CLOSING PROCESS; CONDITIONS; INTERRELATIONSHIP OF SETTLEMENTS.

        (a) STANDSTILL ORDER. The parties acknowledge that this First Supplemental Agreement and the obligation of Dart and its affiliates and RSH to close the transactions contemplated hereby, are subject to compliance by Dart with Section 8 of the Standstill Order. Within two (2) business days after the date of execution and delivery of this First Supplemental Agreement, Dart shall send written notice of the transactions contemplated by this First Supplemental Agreement in accordance with the terms of Section 8 of the Standstill Order, unless all parties entitled to notice pursuant to Section 8 of the Standstill Order shall have executed and delivered to Dart a written waiver of such notice in form acceptable to Dart.
Notwithstanding any other provision of this First Supplemental Agreement, neither the Dart Parties (as defined in the REMA) nor any of their affiliates nor RSH shall be obligated to enter into any agreement or perform any transaction contemplated by Section 1.1 or 1.3 until such time as the seven (7) day notice period under Section 8 of the Standstill Order has expired or the date that the written waiver of such notice shall have been executed and delivered by all parties entitled to such notice pursuant to section 8 of the Standstill Order, or if later, such date as no temporary restraining order, preliminary injunction, permanent injunction or other court order (any of the foregoing referred to as a "Settlement Injunction") is in effect that restrains Dart or any affiliate of Dart from entering into such agreement or performing such transaction.

                 (b) NO SEVERABILITY OF SUPPLEMENTAL SETTLEMENT DOCUMENTS. The parties intend that the execution and delivery of the Supplemental Settlement Documents (as defined in Section 1.3(a)), other than this First Supplemental Agreement, and the performance of the transactions contemplated by this First Supplemental Agreement are mutually dependent on





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each other and that no Supplemental Settlement Document (other than this First
Supplemental Agreement) shall become effective, and none of the transactions contemplated hereby to occur on the First Supplemental Closing Date shall be consummated, unless all the transactions contemplated by this First Supplemental Agreement and the other Supplemental Settlement Documents to occur on the First Supplemental Closing Date are consummated simultaneously.

                 1.3       CLOSING.

                 (a) Dart and RSH agree to execute and deliver the documents and instruments and consummate the transactions set forth in Section 1.1 (all such documents, together with this First Supplemental Agreement and the documents and instruments executed pursuant thereto, referred to herein as the "Supplemental Settlement Documents") to which either is a party at a closing (the "First Supplemental Closing") that shall take place at the offices of Jones, Day, Reavis & Pogue, 1450 G Street, N.W., Washington, D.C. 20005 on the First Supplemental Closing Date, as defined below, subject to the outside date set forth in Section 1.1 hereof. Except as otherwise provided herein, all payments to be made as part of the closing of the transactions contemplated by the Supplemental Settlement Documents shall be made by certified check, bank check or wire transfer of immediately available funds pursuant to written instructions from the party entitled to receive the payment.

                 (b) The First Supplemental Closing shall occur on the "First Supplemental Closing Date", which shall be the date on which the Warehouse Plans shall have become effective in accordance with their terms, subject to the outside closing date set forth in Section 1.1 hereof, it being the intention of the parties that the Effective Date of each of the Warehouse Plans (as defined therein, respectively) and the First Supplemental Closing Date shall all occur simultaneously.

                 (c) On the date of the First Supplemental Closing the parties shall execute and deliver the Supplemental Settlement Documents and consummate the transactions set forth in Section 1.1. The obligation of the Dart Parties and their affiliates and RSH to consummate the First Supplemental Closing, and the effectiveness of any Supplemental Settlement Document (other than this First Supplemental Agreement), shall be subject to the satisfaction in full of the following conditions, on or before the outside closing date set forth in
Section 1.1 hereof:

                          (i) SUPPLEMENTAL SETTLEMENT DOCUMENTS. Each of the Supplemental Settlement Documents shall have been executed and delivered;

                          (ii) ACKOWLEDGEMENTS OF EFFECTIVENESS OF PLANS OF REORGANIZATION. RSH and Dart shall have caused to be executed and exchanged between them Acknowledgements of Effectiveness for the Plans in the forms attached hereto as Exhibit F;

                          (iii) PLANS OF REORGANIZATION. The terms and conditions of the Warehouse Plans shall not have been amended, waived or modified from the form of the Warehouse Plans confirmed by orders of the Bankruptcy Court entered on or about





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        June 12, 1997 without the written approval of Dart; all conditions precedent to the effectiveness of the Warehouse Plans and Dart's and/or Trak Auto Corporation's obligations thereunder shall have been satisfied in full but for closings having occurred with respect to the settlement agreements described in Section 13.01 (d) of each such Plan, it being the intention of the parties to this First Supplemental Agreement that such closings shall be simultaneous with the First Supplemental Closing; and the Warehouse Plans shall otherwise remain in full force and effect in accordance with their respective terms; and

                          (iv) RSH ESCROW ACCOUNT. On the First Supplemental Closing Date, $1,550,180 of the funds in the RSH Escrow Account shall be disbursed to Dart in consideration of the withholding obligation arising from the termination of the Options for 197,048 Class B Shares pursuant to Section 8.2(a) of REMA, as amended by the First Amendment to REMA (and upon such disbursement, RSH shall have no right, title or interest in or claim to the funds so disbursed), and the balance of the funds in the RSH Escrow Account shall be disbursed to RSH. RSH shall indemnify Dart with respect to all such disbursements in accordance with the provisions of Article 6 of this First Supplemental Agreement and Section 10 of the First Amendment to REMA

               ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF DART

        Dart, and if appropriate, Cabot-Morgan Real Estate Company ("Cabot-Morgan"), (each a "Dart Party"), represents and warrant to RSH, as of the date hereof and on the First Supplemental Closing Date, that:

                 2.1 ORGANIZATION AND EXISTENCE. The Dart Party is a corporation duly organized and validly existing under the laws of the State of Delaware.

                 2.2 AUTHORIZATION. This First Supplemental Agreement has been duly executed and delivered by Dart, and the other Supplemental Settlement Documents to which the Dart Party will be a party will, at the time of their delivery, be duly executed and delivered by it; the execution and delivery of the Supplemental Settlement Documents to which it is or will be a party have been duly authorized by all necessary corporate action.

                 2.3 BINDING EFFECT. This First Supplemental Agreement is, and when executed and delivered by Dart, the other Supplemental Settlement Documents to which the Dart Party will be a party will be, valid and binding obligations of such Dart Party, enforceable against such Dart Party in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or like laws limiting the remedies of creditors generally, and except that, in the discretion of the court, equitable remedies may not be available for the enforcement thereof.

                 2.4 ABSENCE OF CONFLICT. The execution, delivery and performance by such Dart Party of the Supplemental Settlement Documents to which such Dart Party is or will be a party and the consummation of the transactions contemplated thereby will not breach, violate





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or conflict with any provision of, give rise to any right of acceleration of any obligation under or constitute a default under (or constitute an event which, with the giving of notice or lapse of time, or both, would give rise to such a right or constitute such a default), or require the consent or waiver of any other party to, (i) any mortgage, lease, note, contract, agreement or instrument to which such Dart Party is a party; or (ii) any law, regulation, order, judgment, writ, decree, decision or award by which such Dart Party is bound.

                 2.5 NO CONSENTS. Except for the Standstill Order, no consent, waiver, release, approval, order or authorization of, or notification to, any third party or any government or government agency is required in connection with the execution, delivery or performance by such Dart Party of the Supplemental Settlement Documents to which such Dart Party is or will be a party, or the consummation by such Dart Party of the transactions contemplated thereby.

                 2.6 LITIGATION. Except for the Section 225 Lawsuit, the HHH Settlement Lawsuit and the proceedings referred to in Section 1.3(b) and the Warehouse Bankruptcy Cases, there are no actions, suits, proceedings, investigations or claims pending or, to the knowledge of such Dart Party, threatened against it, that relate to any of the transactions contemplated by the Supplemental Settlement Documents and that, if successful, could restrain or prohibit the consummation of such transactions.

                ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF RSH

        RSH represents and warrants to Dart, and, as appropriate, Cabot-Morgan, as of the date hereof and on the Closing Date, that:

                 3.1 BINDING EFFECT. This First Supplemental Agreement is, and when executed by RSH, the other Supplemental Settlement Documents to which RSH will be a party will be, valid and binding obligations of RSH, enforceable against RSH in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or like laws limiting the remedies of creditors generally, and except that, in the discretion of the court, equitable remedies may not be available for the enforcement thereof.

                 3.2 ABSENCE OF CONFLICT. The execution, delivery and performance by RSH of the Supplemental Settlement Documents to which he is or will be a party and the consummation of the transactions contemplated thereby will not breach, violate or conflict with any provision of, give rise to any right of acceleration of any obligation under or constitute a default under (or an event which with the giving of notice or lapse of time, or both, would give rise to such a right or constitute such a default), or require the consent or waiver of any other party to, (i) any mortgage, lease, note, contract, agreement or instrument to which RSH is a party; or (ii) any law, regulation, order, judgment, writ, decree, decision or award by which RSH is bound.

                 3.3 NO CONSENTS. No consent, waiver, release, approval, order or authorization of, or notification to, any third party or any government or government agency is





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required in connection with the execution, delivery or performance by RSH of the Supplemental Settlement Documents to which he is or will be a party, or the consummation by RSH and the RSH Children Trusts of the transactions contemplated thereby.

                 3.4 LIABILITIES. Except for liabilities, obligations and commitments in an amount less than ONE HUNDRED THOUSAND DOLLARS ($100,000) individually and TWO MILLION DOLLARS ($2,000,000) in the aggregate and RSH has no liabilities, obligations or commitments, including, without limitation, those for taxes of any kind, that, if adversely determined or not discharged or performed by RSH, will create any Lien on or against any of the interests of the RSH Obligors subject to the Pledge Agreements or the Warehouse Documents (collectively, the "RSH Interests"). RSH is not a general partner of any partnership whose liabilities (including contingent liabilities as guarantor for any debt of any third party) exceed its assets. To the best knowledge of RSH, there is no liability, commitment or obligation of RSH or any partnership of which RSH is or has been a general partner, that affects or could affect any of the RSH Interests in any respect.

                 3.5 LITIGATION. (a) There are no actions, suits, proceedings, investigations or claims pending or, to the knowledge of RSH, threatened against RSH, or any other party, or involving any of the RSH Interests that affect or could affect any of the RSH Interests in any respect, or that relate to any of the transactions contemplated by the Supplemental Settlement Documents and that, if successful, could restrain or prohibit the consummation of such transactions, and (b) none of RSH or any of the RSH Interests is subject to any order, judgment, writ, decree, decision or award that affects or could affect any of the RSH Interests in any respect.

                 3.6 NO VOLUNTARY BANKRUPTCY OF RSH. None of RSH or the RSH Obligors has the present intention to do any of the following: (i) apply for, or consent in writing to, the appointment of a receiver, trustee or liquidator;
(ii) file a voluntary petition seeking relief under the U.S. Bankruptcy Code, or be unable, or admit in writing his or its inability, to pay his or its debts as they become due; or (iii) make a general assignment for the benefit of creditors.


                              ARTICLE 4. COVENANTS

                 4.1 COOPERATION. The parties shall cooperate in the defense of any litigation challenging the validity of this First Supplemental Agreement, the RGL/Dart Settlement Agreement or the RSH/Dart Settlement Agreement and the transactions contemplated hereby and thereby. RSH hereby (a) consents to the RGL/Dart Settlement Agreement and the transactions contemplated thereby, (b) agrees to not file any lawsuit or initiate any proceeding challenging the RGL/Dart Settlement Agreement or any of the transactions contemplated thereby, and (c) waives and releases any claims he may have against Dart, its affiliates, directors and officers arising out of or in connection with the RGL/Dart Settlement Agreement and the transactions contemplated thereby except for that certain right of indemnity under Section
7.4 of the Real Estate Master Agreement, as amended by the First Amendment to Real





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Estate Master Agreement, pursuant to which Dart has agreed to indemnify RSH against fifty percent (50%) of any claims by Robert M. Haft or Linda G. Haft for a "gross-up" of income taxes due on payments of $4,400,000 in the aggregate made to such individuals by Dart with respect to Seventy-Fifth Avenue Associates Limited Partnership, Trak Chicago Limited Partnership I, 75th Avenue Tier II Limited Partnership or Trak Chicago Tier II Limited Partnership.

                 4.2 FURTHER ASSURANCES. RSH and the Dart Parties each shall execute and deliver, and RSH shall cause to be executed and delivered, promptly such additional documents, assignments, certificates and instruments as the other party to this First Supplemental Agreement may reasonably request in order to effectuate more effectively the transactions contemplated by the Supplemental Settlement Documents.

                 4.3 SPECIFIC PERFORMANCE. The Dart Parties and RSH each acknowledge and agree that in the event of any breach of this First Supplemental Agreement or any other Supplemental Settlement Document, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the Dart Parties and RSH, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance (including temporary restraining orders) of this First Supplemental Agreement or any other Supplemental Settlement Document in any action instituted in the Delaware Court of Chancery or the United States District Court for the District of Delaware, or, in the event neither of said courts would have jurisdiction over such action, in any court of the United States or any state having subject matter jurisdiction. The Dart Parties and RSH each consent to non-exclusive personal jurisdiction in any such action brought in the Delaware Court of Chancery or the United States District Court for the District of Delaware.

                 4.4 LIQUIDATION DISTRIBUTIONS. (a) In the event that at any time after both the First Supplemental Closing and the closing of the Simultaneous Purchase, the Put Option or the Call Option (each as defined in the Buy/Sell/Offering Agreement) the Board of Directors of Dart (as distinct from any of its subsidiaries or affiliates), after adopting a plan of complete liquidation or after dissolution of Dart has been authorized in accordance with
Section 275 of the Delaware General Corporation Law (or any successor or comparable statutory provision then applicable), may determine to pay a liquidating distribution to the shareholders of Dart (the "Liquidating Distribution"), then Dart, at its election in its sole discretion, after providing notice to RSH in the same manner and at the same time as any notice of liquidation provided to Dart's shareholders, may elect, simultaneously with the payment of such Liquidating Distribution, to cap any and all actual and contingent liabilities that it or any Dart Affiliates or any of their respective affiliates may have to RSH for any reason, or to any other parties arising out of the RSH/Dart Settlement Agreement and the transactions pursuant thereto, by the establishment of a reserve fund for such purpose in the Reserve Amount (as defined below), it being understood that any unused portion of such reserve fund may be withdrawn by or on behalf of Dart (or any liquidating trustee for Dart) or distributed to Dart's shareholders at any time after December 31, 2002. For purposes of this Section 4.4(a), the Reserve Amount shall be $1,000,000; provided, that if Dart commits funds in an escrow, trust, letter of credit or similar arrangement for the payment, after the





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Liquidating Distribution, of indemnification claims by members of the Executive
Committee or other members of Dart's Board of Directors, then the Reserve
Amount shall be equal to the greater of (i) one-third of the amount of funds so committed or (ii) $1,000,000.

        (b)      The establishment of a reserve fund in accordance with clause
(a) of this Section 4.4 shall be effective to limit to the amount in such reserve fund any and all actual and contingent liabilities that Dart or any Dart Affiliates or any of their respective affiliates may have to RSH for any reason, or to any other parties arising out of the RSH/Dart Settlement Agreement and the transactions pursuant thereto, other than to the extent set forth in clause (c) below; provided that each of the following conditions shall have been satisfied: (i) notice of Dart's intention to make a Liquidating Distribution (the "Liquidating Distribution Notice") was given no earlier than one (1) year after the date of the First Supplemental Closing, and (ii) the Liquidation Date shall have occurred no earlier than 240 calendar days after the Liquidating Distribution Notice was given.

        (c) Notwithstanding anything contained herein to the contrary, nothing in this Section 4.4 shall limit (i) Dart's obligations to indemnify RSH for pending or threatened claims of which Dart has written notice not later than 60 days before the Liquidation Date or (ii) the coverage of RSH under any policy of directors and officers liability insurance policy in effect at any time.

                            ARTICLE 5. EFFECTIVENESS

                 5.1      LIMITED INITIAL EFFECTIVENESS OF AGREEMENT.

        (a) Notwithstanding any other provision of this First Supplemental Agreement, none of the agreements, obligations or commitments of Dart set forth in this First Supplemental Agreement shall be effective on or prior to October 26, 1997 (except that Dart shall be obligated to give written notice of this First Supplemental Agreement pursuant to Section 8 of the Standstill Order to the other persons subject to the Standstill Order, not later than October 18, 1997 , unless all parties entitled to notice pursuant to Section 8 of the Standstill Order shall have executed and delivered to Dart a written waiver of such notice in form acceptable to Dart).

        (b) This Agreement shall be null, void and of no effect, ab initio, if on or before October 26, 1997 the Delaware Court of Chancery issues any order, writ, injunction or decree restraining, enjoining or prohibiting in any way the effectiveness of this First Supplemental Agreement or the consummation of any of the transactions contemplated by this First Supplemental Agreement.

5.2     RSH BOUND

        All of the provisions of this First Supplemental Agreement shall be binding on and effective with respect to RSH from the date stated in the first sentence of this First Supplemental Agreement. RSH hereby acknowledges that adequate and valid consideration





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has been received for his agreement to be bound to all of the provisions of this First Supplemental Agreement from this date, notwithstanding Dart's right to elect not to be bound pursuant to Section 5.1.

         ARTICLE 6.  RSH INDEMNIFICATION AS TO CERTAIN ESCROW ACCOUNTS

        6.1 RSH hereby agrees that he shall defend, indemnify and hold Dart, its respective subsidiaries and affiliates, and each of their respective officers, employees, directors, agents and representatives (the "Dart Parties") harmless from and against any and all demands, claims, actions, suits, proceedings, losses, damages, judgments, liabilities, costs and expenses, including, without limitation, fees and expenses of legal counsel (collectively, "Costs") asserted against or incurred by any Dart Party, directly or indirectly, that arises from or in connection with any actual or prospective release, distribution, withdrawal or other disposition of funds in either the C-M Escrow Account or the RSH Escrow Account, as such terms are defined in the REMA (whether to, in favor of, or for the benefit of RSH, Dart or other person or entity) and that is based upon a claim or assertion that such actual or prospective release, distribution, withdrawal or other disposition violates or is subject to any security interest, lien or right of Herbert H. Haft, Robert M. Haft, Mary Z. Haft, Linda G. Haft, New Frontiers Investments LLC, Acquiport Midatlantic Retail, Inc., and any other person or entity. As soon as is reasonably practicable after any Dart Party becomes aware of any claim that it has to recover Costs under this Section 6.1, such Dart Party shall notify RSH in writing, which notice shall describe the claim in reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the claim. The failure of any Dart Party to promptly give RSH such notice shall not preclude such Dart Party from obtaining indemnification under this Section 6.1, except to the extent that such failure has materially prejudiced RSH's rights or materially increased RSH's liabilities and obligations hereunder. In the event of a third party claim which is subject to indemnification under this Section 6.1, RSH shall have the right, upon agreeing in writing that he is obligated to fully indemnify the Dart Party for the full amount of the claim (to the extent such claim is proven or settled) and providing satisfactory evidence to the Dart Party that RSH has sufficient financial resources to provide such indemnification and defend such claim properly, to assume the defense of such claim by counsel of his own choosing reasonably acceptable to Dart. The Dart Party and RSH shall cooperate with one another in the defense of such claim, including the settlement of the matter on the basis stipulated by RSH (with RSH being responsible for all costs and expenses of such settlement). If RSH within a reasonable time after notice of a claim fails to vigorously defend the Dart Party, the Dart Party shall be entitled to undertake the defense, compromise or settlement of such claim at the expense of and for the account and risk of RSH.

                            ARTICLE 7. MISCELLANEOUS

                 7.1 RELATIONSHIP TO SETTLEMENT DOCUMENTS. This First Supplemental Agreement and (if and when executed, delivered and effective in accordance with the terms hereof) each of the Supplemental Settlement Documents shall constitute "Settlement Documents" under the RSH/Dart Settlement Agreement, the REMA and the other Settlement Documents. Without limiting the foregoing, the indemnification provisions of Article 4 of the





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RSH/Dart Settlement Agreement shall apply to this First Supplemental Agreement and the other Supplemental Settlement Documents. Except as modified or supplemented by this First Supplemental Agreement and (if and when executed, delivered and effective in accordance with the terms hereof) the other Supplemental Settlement Documents, the RSH/Dart Settlement Agreement, the REMA and the other Settlement Documents shall each remain in full force and effect, and no other changes shall have been deemed to have been effected by this First Supplemental Agreement, or (if applicable) the other Supplemental Settlement Documents.

                 7.2 EXPENSES. Except as otherwise expressly provided in the Supplemental Settlement Documents, the parties shall pay their own respective expenses incurred in connection with this First Supplemental Agreement and the transactions hereunder, including, without limitation, any fees for accountants and attorneys.

                 7.3 CROSS DEFAULT. The RSH/Dart Settlement Agreement, this First Supplemental Agreement, the other Supplemental Settlement Documents and the other Settlement Documents constitute one integrated whole. RSH agrees that a material breach under any of the Settlement Documents by RSH, any RSH Obligor or any partnership (general or limited), limited liability company or corporation controlled by RSH shall constitute a material breach under each other Settlement Document including this First Supplemental Agreement. The Dart Parties agree that a material breach under any of the Settlement Documents by Dart, Cabot-Morgan or any partnership (general or limited), limited liability company or corporation controlled by Dart shall constitute a material breach under each other Settlement Document, including this First Supplemental Agreement.

                 7.4 NOTICES. Any notices or consents required or permitted by this First Supplemental Agreement shall be in writing and shall be deemed given if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or by facsimile (answerback required) as follows, unless any such address is changed by notice hereunder:

                 If to the Dart Parties:

                                           Dart Group Corporation
                                           3300 75th Avenue
                                           Landover, Maryland 20785
                                           Attn:  Chairman of the Executive
                                                       Committee
                                                             and
                                           Attn:  Corporate Secretary
                                           Facsimile:  301-733-2707

                 with copies to:

                                           Kenneth J. Ayres, Esq.
                                           Jones, Day, Reavis & Pogue
                                           1450 G Street, N.W.
                                           Washington, D.C.  20005
                                           Facsimile: 202-737-2832

                 If to RSH:

                                           Mr. Ronald S. Haft
                                           58 La Gorce Circle
                                           Miami Beach, Florida 33141
                                           Facsimile: 305-865-4024

                 with a copy to:

                                           Stuart M. Grant, Esq.
                                           Grant & Eisenhofer, P.A.
                                           1220 Market Street
                                           Suite 500
                                           Wilmington, Delaware 19801
                                           Facsimile: 302-622-7100

                 7.5 GOVERNING LAW. This First Supplemental Agreement, and the documents and instruments delivered pursuant hereto, except as otherwise provided therein, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to conflict of laws principles.

                 7.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants, agreements, representations and warranties of the parties hereto made in this First Supplemental Agreement shall survive until the second anniversary of the First Supplemental Closing Date.

                 7.7 AMENDMENTS. This First Supplemental Agreement may be amended only by a written agreement executed by the parties hereto.

                 7.8 ENTIRE AGREEMENT. This First Supplemental Agreement and the other Settlement Documents set forth the entire understanding of the parties hereto and supersede all prior agreements between them with respect to the subject matter hereof, all prior negotiations between the parties are merged in this First Supplemental Agreement and the other Settlement Documents, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth.

                 7.9 SEVERABILITY. If this First Supplemental Agreement or any other Settlement Document or any one or more of the provisions contained in this First Supplemental Agreement or any other Settlement Document, should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired.

                 7.10 BINDING EFFECT. This First Supplemental Agreement, and the documents and instruments delivered pursuant hereto, shall inure to the benefit of, and shall be binding upon, their respective heirs, executors, administrators, successors (including any representative, executor or administrator of RSH's estate) and assigns of the parties.

                 7.11 WAIVER. No waiver of any of the provisions of this First Supplemental Agreement or any other agreement referred to herein shall be valid unless in writing and signed by the party against whom it is sought to be enforced. The waiver by any party hereto of any matter provided for herein shall not be deemed to be a waiver of any other matter provided for herein.

                 7.12 EXHIBITS. The Exhibits attached to this First Supplemental Agreement are incorporated herein and shall be part of this First Supplemental Agreement for all purposes.

                 7.13 HEADINGS. The headings in this First Supplemental Agreement, and the headings in the Exhibits hereto, are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this First Supplemental Agreement. Unless otherwise specified, references in this First Supplemental Agreement to Sections or Exhibits are references to Sections of, or Exhibits to, this First Supplemental Agreement.

                 7.14 COUNTERPARTS. This First Supplemental Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                 7.15  CHANCERY COURT APPROVAL.   Dart shall (i) reasonably
promptly after the execution and delivery of both the First Supplemental Settlement Agreement and the settlement agreement between Dart and Herbert Haft, apply to the Delaware Court of Chancery for approval of the Settlement Agreement, as amended by the First Supplemental Settlement Agreement, and the settlement agreement between Dart and Herbert H. Haft, and (ii) use reasonable efforts to obtain Delaware Chancery Court approval of the above-referenced settlement agreements at the earliest date reasonably practicable; provided, that nothing in this sentence shall require Dart to waive any conditions to closing set forth in, to agree to any amendments of, or to make any payments or incur any costs not expressly required by either the Settlement Agreement, as amended by the First Supplemental Settlement Agreement, or the settlement agreement between Dart and Herbert H. Haft; and provided further, that any potential liability of Dart for breach of this sentence shall be completely eliminated if Dart shall waive the condition set forth in clause (ii) of the first sentence of Section 8 of the First Amendment to REMA at any time on or before March 31, 1998.

                 IN WITNESS WHEREOF, RSH and Dart have executed this First Supplemental Agreement, or have caused this First Supplemental Agreement to be executed on their behalf, as of the date first above written.


                                /s/ Ronald S. Haft
                                --------------------------------------
                                RONALD S. HAFT

                                DART GROUP CORPORATION



                                By:  /s/Richard B. Stone
                                     ---------------------------------
                                     Name:  Richard B. Stone
                                     Title: Chief Executive Officer

                                     /s/ Elliot Arditti
                                     ---------------------------------
                                     Sr. Vice President and
                                         Corporate Secretary

                                                                       EXHIBIT A

                     FIRST AMENDMENT TO PURCHASE AGREEMENT
                       [WAREHOUSE PARTNERSHIP INTERESTS]


        THIS FIRST AMENDMENT TO PURCHASE AGREEMENT [WAREHOUSE PARTNERSHIP INTERESTS] (this "Amendment") is made as of October __, 1997 by and between RONALD S. HAFT, personally ("Seller"), and DART GROUP CORPORATION
("Purchaser").

                                  WITNESSETH:

        WHEREAS, Seller and Purchaser are parties to that certain Purchase Agreement [Warehouse Partnership Interests] dated as of October 6, 1995 (the "Agreement");

        WHEREAS, pursuant to that certain First Supplemental Settlement Agreement dated as of October 15, 1997 (the "First Supplemental Settlement Agreement"), Seller and Purchaser have resolved various disputes between them and agreed to modify certain documents relating to the Settlement Agreement between Seller and Purchaser dated as of October 6, 1995;

        WHEREAS, the parties desire to amend the Agreement so as to reflect and implement the foregoing.

        NOW, THEREFORE, in consideration of the premises, One Dollar ($1.00), the terms hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. To the extent any provision of the Agreement is in conflict with or inconsistent with the First Supplemental Settlement Agreement or the First Amendment to Real Estate Master Agreement of even or approximate date hereof (the "First Amendment to REMA"), the Agreement is superseded and the terms of the First Supplemental Settlement Agreement and the First Amendment to REMA shall control.

        2. Plans of reorganization under chapter 11 of the Bankruptcy Code (the "Plans") have been confirmed and, simulateous herewith, are becoming effective with respect to Seventy-Fifth Avenue Associates Limited Partnership ("75th Avenue LP") and Trak Chicago Limited Partnership I ("Trak Chicago").
The Plans are filed in the United States Bankruptcy Court for thr District of Maryland, Southern Division, as Case Nos. 95-1-3103-DK (for 75th Avenue LP) and 95-1-3099-DK (for Trak Chicago). To the extent any provision of the Agreement is in conflict with or inconsistent with the Plans or any document executed or delivered in connection therewith, the Agreement is superseded and the terms of the Plans or applicable document shall control; provided, however, that the assignment of leases to be executed by 75th Avenue LP and Trak Chicago, respectively, to implement the Plans shall provide that third-party claims, if any, which are not discharged in bankruptcy but which would be indemnified under the respective leases shall be retained by 75th Avenue LP and Trak Chicago, respectively, but that any such liability of Dart or any Dart Affiliate (as defined in the Settlement Agreement, as amended) or any of their respective affiliates shall be deemed an actual or contingent liability that is subject to the election to cap liabilities set forth in
Section 4.4 of the First Supplemental Settlement Agreement.

        3. Section 1.4 of the Agreement is hereby amended by adding to the first sentence thereof, immediately preceding the term "('Ontario Newco')", the following clause: ",which shall be solely-owned, at Purchaser's option, by Purchaser, Trak Auto Corporation, or a designee of either Purchaser or Trak Auto Corporation". Section 1.4 of the Agreement is hereby further amended by deleting therefrom the following two sentences: "The organizational documents of Ontario Newco are attached hereto as Exhibit F. (Said conveyance shall be a capital contribution by said Partnership to Ontario Newco." Exhibit F is hereby deleted from the Agreement.

        4. Section 2.4 of the Agreement is hereby amended by inserting at the beginning thereof the words "Unless Purchaser elects not to so require," and by changing the first letter of the immediately-following word "Upon" to lower case.

        5. Section 4.1 of the Agreement is hereby amended by inserting at the beginning thereof the words "Except as Purchaser may elect not to so require in the case of Combined Properties/Ontario Limited Partnership," and by changing the first letter of the immediately-following word "On" to lower case.

        6. Section 5.3 of the Agreement is hereby amended by changing the Allocation, as defined therein, to read as follows:

        "3301 Pennsy Drive Associates Limited Partnership (Penssy Drive Warehouse I: Zero (-0-) Dollars;

        Seventy-Fifth Avenue Associates Limited Partnership (75th Avenue Headquarters and Wooded Lot): $15,550,000 (subject to reduction as set forth above);

        Trak Chicago Limited Partnership I (the Bridgeview Warehouse):
        $4,200,000 (subject to reduction as set forth above);

        Combined Properties/Ontario Limited Partnership (the Ontario Warehouse): $3,300,000 (subject to reduction as set forth above)."

        7.       Section 6.5 of the Agreement is hereby amended as follows:

                 (a) Item (b) thereof is changed so as to read: "(b) except as Purchaser may otherwise elect in the case of the Ontario Warehouse, the lease amendments described herein with respect to each Property;" and

                 (b) Item (b) is further changed by deleting the sentence beginning "Notwithstanding the foregoing" and replacing it with:
        "Notwithstanding the foregoing, for purposes of Sections 1 and 2 of this Agreement, the Plan of Reorganization for a property or a Partnership means a plan of reorganization that includes only items (a) and (b) above, and Dart may elect in the case of the Ontario Property to omit item (b)."

        8. Section 6.8 of the Agreement is hereby amended by adding at the beginning thereof the words "At Purchaser's election," and by deleting the parenthetical "(a)" and changing the first letter of the immediately-following word "If" to lower case.

        9. Section 6.9 of the Agreement is hereby amended by adding at the beginning thereof the words "At Purchaser's election," and by changing the first letter of the immediately-following word "As" to lower case.

        10. This Amendment shall be a part of, and interpreted in accordance with, the Agreement except that if there is a conflict or inconsistency between this Amendment and the Agreement, the terms of this Amendment shall control. Except as set forth herein, the Agreement has not been and is not hereby supplemented, amended or otherwise modified. As amended herein, the Agreement is ratified and confirmed as being in full force and effect.

        11. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first set forth above.

WITNESS:                               SELLER:



-------------------------              ------------------------- (Seal)
                                       RONALD S. HAFT, personally

                                       PURCHASER:
ATTEST:                                DART GROUP CORPORATION

                                       By:
-----------------------                    -----------------------------
[Corporate Seal]                           Name:
                                           Title:

                                                                       EXHIBIT B

                    FIRST AMENDMENT TO DISPUTED PARTNERSHIP
                   INTERESTS PURCHASE AGREEMENT [WAREHOUSES]


        THIS FIRST AMENDMENT TO DISPUTED PARTNERSHIP INTERESTS PURCHASE AGREEMENT [WAREHOUSES] (this "Amendment") is made as of October __, 1997 by and between RONALD S. HAFT, personally ("Seller"), and DART GROUP CORPORATION ("Purchaser").


                                  WITNESSETH:


        WHEREAS, Seller and Purchaser are parties to that certain Disputed Partnership Interests Purchase Agreement [Warehouses] dated October 6, 1995 (the "Agreement");

        WHEREAS, pursuant to that certain First Supplemental Settlement Agreement dated as of October 15, 1997 (the "First Supplemental Settlement Agreement"), Seller and Purchaser have resolved various disputes between them and agreed to modify certain documents relating to the Settlement Agreement between Seller and Purchaser dated as of October 6, 1995;

        WHEREAS, the parties desire to amend the Agreement so as to reflect and implement the foregoing.

        NOW, THEREFORE, in consideration of the foregoing, One Dollar ($1.00), the terms hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. To the extent any provision of the Agreement is in conflict with or inconsistent with the First Supplemental Settlement Agreement or the First Amendment to Real Estate Master Agreement of even or approximate date hereof (the "First Amendment to REMA"), the Agreement is superseded and the terms of the First Supplemental Settlement Agreement or the First Amendment to REMA shall control.

        2. Plans of reorganization under chapter 11 of the Bankruptcy Code (the "Plans") have been confirmed and, simulateous herewith, are becoming effective with respect to Seventy-Fifth Avenue Associates Limited Partnership ("75th Avenue LP") and Trak Chicago Limited Partnership I ("Trak Chicago").
The Plans are filed in the United States Bankruptcy Court for thr District of Maryland, Southern Division, as Case Nos. 95-1-3103-DK (for 75th Avenue LP) and 95-1-3099-DK (for Trak Chicago). To the extent any provision of the Agreement is in conflict with or inconsistent with the Plans or any document executed or delivered in connection therewith, the Agreement is superseded and the terms of the Plans or applicable document shall control.

        3. Section 1.1(a) of the Agreement is hereby amended by inserting at the beginning thereof the words "At Purchaser's election with respect to each Selling Entity," and by changing the word "each" to "such" in the clause beginning "Seller shall cause each Selling Entity...".

        4. This Amendment shall be a part of, and interpreted in accordance with, the Agreement except that if there is a conflict or inconsistency between this Amendment and the Agreement, the terms of this Amendment shall control. Except as set forth herein, the Agreement has not been and is not hereby supplemented, amended or otherwise modified. As amended herein, the Agreement is ratified and confirmed as being in full force and effect.

        5. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first set forth above.


WITNESS:                               SELLER:


-------------------------              ------------------------- (Seal)
                                       RONALD S. HAFT, personally



                                       PURCHASER:
ATTEST:                                DART GROUP CORPORATION

                                       By:
-----------------------                    -----------------------------
[Corporate Seal]                            Name:
                                            Title:

                                                                       EXHIBIT C

                     FIRST AMENDMENT TO PURCHASE AGREEMENT
                           [PENNSY DRIVE WAREHOUSES]


        THIS FIRST AMENDMENT TO PURCHASE AGREEMENT [PENNSY DRIVE WAREHOUSES] (this "Amendment") is made as of October __, 1997 by and between RONALD S. HAFT, personally ("Seller"), and DART GROUP CORPORATION ("Purchaser").


                                  WITNESSETH:


        WHEREAS, Seller and Purchaser are parties to that certain Purchase Agreement [Pennsy Drive Warehouses] dated as of October 6, 1995 (the "Agreement");

        WHEREAS, pursuant to that certain First Supplemental Settlement Agreement dated as of October 15, 1997 (the "First Supplemental Settlement Agreement"), Seller and Purchaser have resolved various disputes between them and agreed to modify certain documents relating to the Settlement Agreement between Seller and Purchaser dated as of October 6, 1995;

        WHEREAS, the parties desire to amend the Agreement so as to reflect and implement the foregoing.

        NOW, THEREFORE, in consideration of the premises, One Dollar ($1.00), the terms hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. To the extent any provision of the Agreement is in conflict with or inconsistent with the First Supplemental Settlement Agreement or the First Amendment to Real Estate Master Agreement dated October __, 1997 (the "First Amendment to REMA"), the Agreement is superseded and the terms of the First Supplemental Settlement Agreement and the First Amendment to REMA shall control.


        2. Section 4.3 of the Agreement is hereby amended by deleting the dollar amount "$12,133,333" in the each place where it appears and substituting therefor the dollar amount "$11,350,000" in each such place.

        3. This Amendment shall be a part of, and interpreted in accordance with, the Agreement except that if there is a conflict or inconsistency between this Amendment and the Agreement, the terms of this Amendment shall control. Except as set forth herein, the Agreement has not been and is not hereby supplemented, amended or otherwise modified. As amended herein, the Agreement is ratified and confirmed as being in full force and effect.

        11. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first set forth above.


WITNESS:                               SELLER:


-------------------------              ------------------------- (Seal)
                                       RONALD S. HAFT, personally

                                       PURCHASER:
ATTEST:                                DART GROUP CORPORATION


                                       By:
-----------------------                    -----------------------------
[Corporate Seal]                           Name:
                                           Title:

                                                                       EXHIBIT D

                    CONTRIBUTION AND SUBORDINATION AGREEMENT


        THIS CONTRIBUTION AND SUBORDINATION AGREEMENT (this "Agreement"), dated __________ __, 1997, is made by and among, Dart Group Corporation, A Delaware corporation ("Dart"), HHH/RSH Tier II Limited Partnership, a Maryland limited partnership (the "Retained Partnership"), Ronald S. Haft (RSH"), Herbert H. Haft ("HHH"), the Releasing Guarantors listed on Schedule 1 hereto and the Released Guarantors listed on Schedule 2 hereto.

                                    Recitals

A. It is contemplated that Dart may make a $10 million loan (the "RSH/HHH Loan") pursuant to the RSH/HHH Loan Agreement (as such term is defined in the Settlement Agreement dated as of August 18, 1997, among Dart, certain Affiliates of Dart, Robert M. Haft, Gloria G. Haft and Linda G. Haft (the "Settlement Agreement")), repayment of which would be secured in party by, among other things, all of HHH and RSH's rights, title and interest in and to the Collateral (as defined in Section 2(a) of this Agreement) and the Retained Partnership.

B. All of the parties to this Agreement, except Dart and the Retained Partnership, are parties to an Indemnification Agreement, dated as of July 31, 1994 (the "Indemnification Agreement"), under which HHH and RSH agreed to indemnify Robert M. Haft ("RMH"), Gloria G. Haft ("GGH") and Linda G. Haft ("LGH") and collectively "RGH") with respect to, among other things, "all claims . . . made or incurred by, or asserted against, any of [RGL]" in connection with all liabilities or obligations that RMH, LGH or GGH may have in connection with "all partnership, corporate and individually held interest of the Haft Family in that collection of entities, through which the Haft Family owns, operates or manages their privately held warehouses (the
        "Combined Entities") . . . ."   The Combined Entities, which include
        guaranteed these indemnification obligations of HHH and RSH to RGL. Each of the Combined Entities has certain rights to seek contribution from the other Combined Entities in the event that it pays more than its share of any of the guaranteed indemnification obligations.

C. If Dart makes the RSH/HHH Loan, the Retained Partnership, pursuant to the terms and provisions of that certain Retained Partnership Guaranty, will become a Guarantor under the Indemnification Agreement.

D. Dart is unwilling to make the RSH/HHH Loan unless the Releasing Guarantors (1) release all rights of contribution they may have against the Released Guarantors, and (2) subordinate any claims they now have, or may hereafter have in the Collateral to the claims of Dart.

                                   Agreements

        NOW THEREAFTER, to induce Dart to enter into the RGL Settlement Agreement, to enter into the RSH/HHH Loan Agreement and to make the loans contemplated thereunder, the parties hereto hereby agree as follows:

        1. Release of Released Guarantors. Each of the Releasing guarantors irrevocably and unconditionally hereby releases each of the Released Guarantors from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorney's fees and lawsuits of every kind and description whatsoever, in law or equity, whether known or unknown, for contribution, or otherwise (a "Claim") under, or in connection with, the Indemnification Agreement, that certain Settlement Agreement dated as of August __, 1997 between RSH and HHH, and any other agreements pursuant to which any of the Released Guarantors are jointly, severally, or jointly and severally liable in any respect to HHH, RSH, RMH, GGH, LGH or any entity directly or indirectly controlled by one or more of such persons.

        2.       Subordination of Claims.

                 (a) Subordination of Claims. Any Claim, however arising, which any Releasing Guarantor may now or hereafter have in or against or with respect to any of the Collateral shall be subject, junior and subordinate to any Claim that Dart or any affiliate of Dart now or hereafter has against the Guarantors for, or with respect to any Collateral for, the obligations owing to Dart under the RSH/HHH Loan and to any unsecured Claim or Dart or any affiliate of Dart against any Guarantor or the Retained Partnership to the extent that Dart or such affiliate has any secured or unsecured Claims arising in connection with or relating to the RSH/HHH Loan. The term "Collateral" shall mean: (i) all general and limited partnership interest or shares in Combined Property/Forbes Limited Partnership, CP/Forbes Boulevard, Inc., Haft/Equities-Sully Plaza Limited Partnership, Combined Property/Ontario Limited Partnership and 3301 Pennsy Drive Associates Limited Partnership (collectively, the "Collateral Entities"); and (ii) all property of and interests in the property of the Collateral Entities and of the Retained Partnership, whenever acquired and wherever located, that is collateral security for the indebtedness to Dart arising under the RSH/HHH Loan, including, without limitation, any direct or indirect interests in the Rolling Valley, Maryland City and Sully shopping centers and the 4600 Forbes Boulevard office building (but excluding any other property or interest of RSH, HHH or of the Releasing guarantors that may hereafter be acquired by any of the Collateral Entities or the Retained Partnership, if and to the extent such acquisition was for less than fair value.

                 (b) Extent of Subordination. The subordinations and priorities specified herein are applicable irrespective of the time, manner or order of attachment or perfection of any security interest in the Collateral, or the time or order of filing of any financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of any purchase money security interest or other security interest. Such subordinations and priorities shall remain effective notwithstanding the amendment or modification of the documents governing the FSH/HHH Loan or governing the grant of any security interest in the Collateral to secure repayment of the indebtedness arising under the RSH/HHH Loan or the commencement of a case by or against either Dart of any obligor under the RSH/HHH Loan under Title 11 of the United

States Code or any similar insolvency or moratorium laws; except that such subordination shall not be effective to the extent that Dart hereafter increases the principal amount owing under the RSH/HHH Loan or extends the maturity date thereof.

                 (c) Standstill. Until all of the obligations owed to Dart, or any affiliate of Dart, under the HHH/RSH Loan have been paid in full, no Releasing Guarantor shall accept any payment from the Retained Partnership or any entity constituting (or the partnership interest in which, or capital stock of which, constitute) a part of the Collateral. Each Releasing Guarantor agrees to refrain from taking any action against the Collateral unless it shall have obtained Dart's prior written consent or Dart shall have been repaid in full for all amounts owing under the RSH/HHH Loan. No Releasing Guarantor shall obtain or take any action to obtain any judgment under which it could attach or seize any of the Collateral in any way until Dart shall have been repaid in full for all amounts owing under the RSH/HHH Loan. If, prior to the repayment in full of the RSH/HHH Loan, an RGH Release Party has been granted or otherwise obtains possession of Collateral then, in addition to any obligations or remedies imposed or provided under the Uniform Commercial Code (the "UCC") or other applicable law, the RGL Release Parties shall hold such Collateral, any right, title or interest therein and any proceeds thereof in trust for the Dart Companies (the "Trust Property"), and turn over such Trust Property to the Dart Companies as soon as practicable.

                 (d) Rights on Default. Each Releasing Guarantor acknowledges that Dart has and is entitled to exercise all of the rights and remedies of a secured creditor under the UCC with respect to the Collateral, including, without limitation, the right to take possession of and dispose of the Collateral after an event of default, and to accept the Collateral as discharge of the obligations under the RSH/HHH Loan to the extent permitted under the UCC. If Dart were to elect to sell the Collateral in a public or private sale, conducted in accordance with the UCC, any purchaser of all or any part of the Collateral shall take such Collateral free and clear of all rights and interests of any of the Releasing Guarantors (including, without limitation, any rights or interests of any of the RGL Releasing Guarantors in the property or assets of any of the Collateral Partnerships(, and the Releasing Guarantors shall have such rights and interests in and to the proceeds of any such sale, after payment in full of all obligations owed to Dart or any affiliate of Dart under the HHH/RSH Loan, as may be provided under the UCC.

        3.       No Challenge to Dart Company Rights in the Collateral.

        No Releasing Guarantor shall challenge the attachment, validity, perfection, priority or extent of any Claim of Dart or any affiliate of Dart in the Collateral or with respect to the Retained Partnership in any judicial, administrative or alternative dispute resolution proceeding.

        4.       Waivers.

        No delay on the part of a party hereto in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof, and no purported waiver of any default, breach or violation of any term or provision contained herein shall be deemed to be a waiver of such term or provision unless the waiver is in writing and signed by the waiving party. No such waiver shall in any event be deemed a waiver of any subsequent or other default, breach or violation. The rights or remedies herein expressly specified are cumulative and not exclusive of any other rights and remedies which the parties would otherwise have.

        5.       Severability; Enforceability.

        In case any provision of this Agreement shall be held to be illegal, invalid or unenforceable under present or future laws effective while this Agreement remains in effect, the legality, validity and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

        6.       Governing Law.

        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its principles concerning conflicts of law, and any actions under this Agreement may be brought in the courts of the Commonwealth of Virginia or the United States District Court for the Eastern District of Virginia.

        7.       Different Facts.

        Each Releasing guarantor specifically acknowledges that the facts with respect to which this Agreement is executed may turn out to be other than or different from the facts now known to or believed by it to be true, and that it therefore expressly assumes the risk of the facts turning out to be different and agrees that this Agreement shall be in all respects effective and not subject to termination or rescission by reason of any different facts.

        8.       Notices.

        Notices given in connection with this Agreement shall be in writing and be deemed to have been given when actually received by telecopy or otherwise or five (5) days after being deposited in the United States mail, postage prepaid, addressed to a party hereto at the address set forth below such party's signature to this Agreement, or to such other address designated by such party by notice to each other party.

        9.       Counterparts.

        This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        10.      Additional Parties.

        HHH agrees that on and after the date hereof he shall cause any entities that he now or hereafter controls, directly or indirectly, which entities are or become indemnitors/guarantors under the Indemnification Agreement to become parties hereto and to execute and deliver to Dart, the Retained Partnership and RSH a counterpart hereof.

        RSH agrees that on and after the date hereof, he shall cause any entities that he now or hereafter controls, directly or indirectly, which entities are or become indemnitors/guarantors under the Indemnification Agreement to become parties hereto and to execute and deliver to Dart, the Retained Partnership and HHH a counterpart hereof.

        11.      Amendments.

        This Agreement may be amended only by a writing signed by duly authorized representatives of all parties hereto.

        In WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  DART GROUP CORPORATION


                                  By:
                                      ---------------------------------
                                  Name:
                                  Title:

                                  Address:
                                          -----------------------------
                                          -----------------------------
                                          -----------------------------


 COMBINED PROPERTIES/ONTARIO                        HAFT EQUITIES-BLADEN LIMITED
 LIMITED PARTNERSHIP                                PARTNERSHIP

 By:   CP Holdings CA, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 3301 PENNSY DRIVE ASSOCIATES                       LEE AND HARRISON PARTNERSHIP
 LIMITED PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 HAFT/EQUITIES SULLY PLAZA LIMITED PARTNERSHIP      ROCK CREEK VILLAGE ASSOCIATES LIMITED
                                                    PARTNERSHIP

 By:   CP Holdings VA, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 COMBINED PROPERTIES/FORBES BOULEVARD LIMITED       HAFT EQUITIES-ROSE HILL LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   CP/Forbes Boulevard,  Inc., General          By:   CP Holdings VA, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 CP/FORBES BOULEVARD INC.


          By:
              ---------------------------
                 Ronald S. Haft, President

 Address:
          -------------------------------
          -------------------------------
          -------------------------------

 COMBINED PROPERTIES/RESEDA                         1751 COLUMBIA ROAD LIMITED PARTNERSHIP
 ASSOCIATES LIMITED PARTNERSHIP

 By:   CP Holdings CA, Inc., General                By:   CP Holdings VA, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 COMBINED PROPERTIES/MONTEBELLO LIMITED             CHARLES COUNTY ASSOCIATES LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   CP Holdings CA, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

                                                    PENN-DAW ASSOCIATES LIMITED PARTNERSHIP

                                                    By:   CP Holdings VA, Inc., General
                                                             Partner

                                                             By:
                                                                 -----------------------------
                                                                    Ronald S. Haft, President

                                                    Address:
                                                             -------------------------------

 COMBINED PROPERTIES/SILVER HILL LIMITED            ARROW LEASE ACQUISITION LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President


 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 COMBINED PROPERTIES/40 WEST LIMITED PARTNERSHIP    CP ACQUISITION LIMITED PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 COMBINED PROPERTIES/GREENWAY CENTER LIMITED        CP/GREENBRIAR RETAIL INVESTMENTS LIMITED
 PARTNERSHIP                                        PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP Greenbriar Retail, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President


 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 COMBINED PROPERTIES/BRIGGS                         CM/CP GREENBRIAR OFFICE INVESTMENTS LIMITED
 CHANEY PLAZA LIMITED PARTNERSHIP                   PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP/Greenbriar Office, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President


 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 COMBINED PROPERTIES VIRGINIA PLAZA LIMITED         SUGARLAND PLAZA LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   CP Holdings VA, Inc., General                By:   Sugarland Plaza, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President


 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 COMBINED PROPERTIES/BULL RUN LIMITED               CAPITAL RESOURCES LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   Bull Run, Inc., General                      By:   Capital Resources I Corp., General
          Partner                                            Partner

          By:                                                By:
             ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 CP ACQUISITION II LIMITED PARTNERSHIP              COMBINED PROPERTIES LIMITED PARTNERSHIP

 By:   CPALP, Inc., General                         By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President


 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 MCLEAN CHAIN BRIDGE LIMITED PARTNERSHIP            RETAIL LEASE ACQUISITION LIMITED PARTNERSHIP

 By:   CP Holdings VA, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President


 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 TRAK CHICAGO LIMITED PARTNERSHIP I                 COMBINED PROPERTIES INCORPORATED

 By:   CP Holdings MD, Inc., General                         By:
          Partner                                                -----------------------------
                                                                    Ronald S. Haft, President
          By:
              ---------------------------           Address:
                 Ronald S. Haft, President                   ---------------------------------
                                                             ---------------------------------
 Address:                                                    ---------------------------------
         ----------------------------------
         ----------------------------------
         ----------------------------------


 HAFT EQUITIES GENERAL LIMITED PARTNERSHIP          CP/GREENBRIAR OFFICES, INC.

 By:   CP Holdings MD, Inc., General                         By:
          Partner                                                -----------------------------
          By:                                                       Ronald S. Haft, President
              ---------------------------
                 Ronald S. Haft, President          Address:
                                                             ---------------------------------
 Address:                                                    ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------
         ----------------------------------

 SEVENTY-FIFTH AVENUE LIMITED PARTNERSHIP           CP/GREENBRIAR RETAIL, INC.

 By:   CP Holdings MD, Inc., General                         By:
          Partner                                                -----------------------------
                                                                    Ronald S. Haft, President
          By:
              ---------------------------           Address:
                Ronald S. Haft, President                    ---------------------------------
                                                             ---------------------------------
 Address:                                                    ---------------------------------
         ----------------------------------
         ----------------------------------
         ----------------------------------

 RSH/HHH TIER II LIMITED PARTNERSHIP                CPALP, INC.

          By:                                                By:
              ---------------------------                        -----------------------------
                                , President                         Ronald S. Haft, President
                 ---------------

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 BULL RUN, INC.

          By:
              ---------------------------
                 Ronald S. Haft, President

        The undersigned, Herbert H. Haft, hereby agrees to be bound by the terms of this Agreement personally and in his capacity as an officer and general partner of the Combined Entities to the extent that the undersigned is an officer or general partner of any of the Combined Entities.

                                          ------------------------------------
                                          Herbert H. Haft

        The undersigned, Ronald S. Haft, hereby agrees to be bound by the terms of this Agreement personally and in his capacity as an officer and general partner of the Combined Entities to the extent that the undersigned is an officer or general partner of any of the Combined Entities.


                                          ------------------------------------
                                          Ronald S. Haft